                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 14, 1998


                                CONSILIUM, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                     0-17754                  94-2523965
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer)
 incorporation or organization)                              Identification No.)



            485 CLYDE AVENUE                              94043
        MOUNTAIN VIEW, CALIFORNIA                       (Zip Code)
  (Address of principal executive offices)



      Registrant's telephone number, including area code:  (650) 691-6100

                                Not applicable.
                 ---------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

        On October 12, 1998, Consilium, Inc. (the "Company"), Applied
Materials, Inc. ("Applied Materials") and Pennsylvania Acquisition Sub, Inc. ("Sub") entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") pursuant to which Applied Materials is to acquire the Company in a stock-for-stock merger. As more fully described in the Agreement and the joint press release, both of which are filed herewith, Sub will merge with and into the Company and each share of the Company's stock will be exchanged for between
0.182 and 0.165 of a share of Applied Material's common stock, with the actual ratio being based upon Applied Material's average stock closing price during a specified period prior to the meeting of the Company's stockholders to vote on the merger. The merger, which will be accounted for as a pooling-of-interests, is subject to, among other things, regulatory approval and approval of the stock of the Company. Certain stockholders of the Company have already entered into voting agreements in support of the merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements of business acquired.  Not applicable.

        (b)  Pro forma financial information.  Not applicable.

        (c)    Exhibits.


Exhibit No.         Description
-----------         -----------
2.1                 Agreement and Plan of Merger and Reorganization, dated as of
                    October 12, 1998, by and among Applied Materials, Inc., a
                    Delaware corporation; Pennsylvania Acquisition Sub, Inc., a
                    Delaware corporation and wholly-owned subsidiary of
                    Applied Materials, Inc.; and Consilium, Inc., a
                    Delaware corporation.

99.1                Joint press release dated October 12, 1998.

99.2 Form of Voting Agreement dated October 12, 1998 by and between Applied Materials, Inc., a Delaware corporation and certain stockholders of Consilium, Inc.


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Consilium, Inc.



October 14, 1998                 By:   /s/ Laurence R. Hootnick
                                    ------------------------------------------
                                    Laurence R. Hootnick
                                    President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
2.1                 Agreement and Plan of Merger and Reorganization, dated as of
                    October 12, 1998, by and among Applied Materials, Inc., a
                    Delaware corporation; Pennsylvania Acquisition Sub, Inc., a
                    Delaware corporation and wholly-owned subsidiary of
                    Applied Materials, Inc.; and Consilium, Inc., a
                    Delaware corporation.

99.1                Joint press release dated October 12, 1998.

99.2 Form of Voting Agreement dated October 12, 1998 by and between Applied Materials, Inc., a Delaware corporation and certain stockholders of Consilium, Inc.
